[LOGO]

                                   THE FIRST
                                  COMMONWEALTH
                                   FUND, INC.

--------------------------------------------------------------------------------

                                     [LOGO]
                                   EQUITILINK

                                   MANAGED BY
                                   EQUITILINK
                                  INTERNATIONAL
                                   MANAGEMENT
                                    LIMITED

--------------------------------------------------------------------------------
Annual Report October 31, 2000

Highlights

o Aberdeen Asset Management PLC acquires the EquitiLink Group, enhancing the established team with a depth of experience in Asian markets.

o 9.9% cash distribution rate for the previous 12 months based on a share price of $8.88 on October 31, 2000

o     86.8% invested in securities rated or deemed equivalent to AA/Aa or better

o     3.7% of total assets invested in Asian debt securities

                               [GRAPHIC OMITTED]

                               www.equitilink.com
                                   NYSE - FCO

                       Managed by EquitiLink International
                               Management Limited

                     Advised by EquitiLink Australia Limited

                      ALL AMOUNTS ARE IN US DOLLARS UNLESS
                                OTHERWISE STATED
                                                          letter to Shareholders
================================================================================
                                                               December 14, 2000

Dear Shareholder,

      We present this Annual Report which covers the activities of The First Commonwealth Fund, Inc. (the "Fund") for the twelve months ended October 31, 2000. Included in this report is a review of the Australian, Canadian, New Zealand, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited.

New Investment Management and Advisory Agreements

      The Fund's shareholders voted at the Special Shareholder Meeting held on November 30, 2000, to approve a new management agreement with the Investment Manager and a new investment advisory agreement with the Investment Adviser in connection with the proposed acquisition of the Investment Manager and Investment Adviser by Aberdeen Asset Management PLC. This acquisition is expected to close on December 22, 2000. The new agreements will become effective at the time of the acquisition. Aberdeen Asset Management will bring the benefits of a global structure, greater resources, and a depth of experience in asset management.

High Credit Quality: 86.8% of securities rated or deemed equivalent to AA/Aa or better

      The Fund's high credit quality has been maintained. Of total net assets, 86.8% are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 10.7% is held in A rated securities.

Distributions: 9.9% annual cash distribution rate

      Distributions paid to common shareholders for the year ended October 31, 2000 totaled 87.75 cents per share. Based on the share price of $8.88 on October 31, 2000, the cash distribution rate over the last 12 months was 9.9%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

      On March 17, 2000, the Board of Directors announced a 7.0 cent per share monthly distribution. It is the Board's intention that the monthly distribution be maintained until March 2001, subject to regular review at the Board's quarterly meetings, having regard to market conditions, with the next scheduled review to take place in March 2001. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Net Asset Value Performance: 5.5% per annum return since inception

      The Fund's Net Asset Value (NAV) returned -7.8% over the twelve months to October 31, 2000. This negative return was primarily due to the strength of the US dollar, which had an adverse impact on Commonwealth countries over the year. Since inception, the Fund's NAV has returned 5.5% per annum to October 31, 2000.

Asian Investments: 3.7% of total assets invested in Asian debt securities

      As at October 31, 2000, 3.7% of the Fund's total assets were held in Asian debt securities, a sector that presents attractive opportunities. The Fund's ability to increase its investment in Asian markets remains constrained by currency repatriation issues.

                                               The First Commonwealth Fund, Inc.
================================================================================

Share Price Performance

      As at October 31, 2000, the Fund's share price was $8.88, which represented a discount of 12.9% to the NAV of $10.20. The total investment return, based on the Fund's share price at October 31, 2000 and assuming reinvestment of distributions, was -6.1% over the year.

      For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact EquitiLink USA, Inc. Investor Relations, by:

      o calling toll free on 1-800-552-5465 or 1-212-968-8800 in the United States,

      o     email to InvestorRelations@equitilinkny.com, or

      o     visiting the website at www.equitilink.com.

Yours sincerely,


/s/ Brian M. Sherman          /s/ Laurence S. Freedman                 [LOGO]
                                                                     THE FIRST
Brian M. Sherman              Laurence S. Freedman                 COMMONWEALTH
Chairman                      President                              FUND, INC.

================================================================================

      Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

      The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the US dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

      Therefore the exact amount of distributable income for each fiscal year can only be determined as at the end of the Fund's fiscal year, October 31.

      However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

      The Fund estimates that distributions for the fiscal year commencing November 1, 2000, including the distribution paid on December 15, 2000, will be made up of 60.1% net investment income and 39.9% return of paid-in capital. For the full prior fiscal year ended October 31, 2000, the Fund estimates that there will be no return of paid-in capital.

      This estimated distribution composition will vary from month to month because it may be materially impacted by future realized capital gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

      In January 2001, a Form 1099 DIV will be sent to shareholders which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

================================================================================

Dividend Reinvestment and Cash Purchase Plan   The First Commonwealth Fund, Inc.
================================================================================

      We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month. As a participant in the Plan, you will have the convenience of:

      Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

      Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

      Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

      To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266, or toll-free on 1-800-426-5523.

Report of the Investment Manager               The First Commonwealth Fund, Inc.
================================================================================

Share Price Performance

      On October 31, 2000, the Fund's share price was $8.88, which represented a discount of 12.9% to the NAV of $10.20. The total investment return, based on the Fund's share price at October 31, 2000 and assuming reinvestment of distributions, was -6.1% over the fiscal year. At the date of this report, the share price was $8.56 representing a discount of 19.8% to the NAV of $10.68.

Auction Market Preferred Stock (AMPS)

      The Fund's $30 million of AMPS continue to be well bid at the weekly auctions. The average interest rate paid was 6.44% over the three months ended October 31, 2000, compared with 6.52% for 30-day commercial paper over the same period.

      The Fund is a leveraged fund. However, in recent times the US dollar has strengthened against virtually all other currencies in the world and official cash interest rates in the United States have risen to levels that exceed many of those found in the Commonwealth countries. This has resulted in a negative impact for common shareholders.

      The Manager expects that in the medium to longer term this situation will rectify itself and that the AMPS will contribute positively.

Portfolio Composition                          The First Commonwealth Fund, Inc.
================================================================================

GEOGRAPHIC COMPOSITION

      The table below shows the geographic composition of the Fund's total investments as of October 31, 2000, compared with the previous quarter and twelve months:

     TABLE 1: THE FIRST COMMONWEALTH FUND, INC.--GEOGRAPHIC ASSET ALLOCATION

--------------------------------------------------------------------------------
                        October 31, 2000     July 31, 2000      October 31, 1999
                                 %                 %                    %
--------------------------------------------------------------------------------
Australia                      24.0               23.8                24.2
--------------------------------------------------------------------------------
Canada                         35.8               35.1                30.2
--------------------------------------------------------------------------------
New Zealand                     3.3                3.3                 7.9
--------------------------------------------------------------------------------
United Kingdom                 29.4               29.9                33.2
--------------------------------------------------------------------------------
United States*                  3.8                2.1                 0.1
--------------------------------------------------------------------------------
Asia                            3.7                5.8                 4.4
--------------------------------------------------------------------------------
Total Portfolio               100.0              100.0               100.0
--------------------------------------------------------------------------------

* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.

CURRENCY COMPOSITION

      The table below shows the currency composition of the Fund's total investments as of October 31, 2000, compared with the previous quarter and twelve months:

      TABLE 2: THE FIRST COMMONWEALTH FUND, INC.--CURRENCY ASSET ALLOCATION

--------------------------------------------------------------------------------
                        October 31, 2000     July 31, 2000      October 31, 1999
                                 %                 %                   %
--------------------------------------------------------------------------------
Australian Dollar              24.0               23.8               24.2
--------------------------------------------------------------------------------
Canadian Dollar                35.8               35.1               30.2
--------------------------------------------------------------------------------
New Zealand Dollar              3.3                3.3                7.9
--------------------------------------------------------------------------------
British Pound                  29.4               29.9               33.2
--------------------------------------------------------------------------------
United States Dollar*           3.8                4.7                2.3
--------------------------------------------------------------------------------
Asian Currencies                3.7                3.2                2.2
--------------------------------------------------------------------------------
Total Portfolio               100.0              100.0              100.0
--------------------------------------------------------------------------------

*     Includes Asian Yankee bond investments.

Portfolio Composition (continued)              The First Commonwealth Fund, Inc.
================================================================================

MATURITY COMPOSITION

      On October 31, 2000, the average maturity of the Fund's assets was 8.3 years, increased from 7.9 years on October 31, 1999. The Fund's duration was 5.1 years on October 31, 2000, compared with 4.9 years on October 31, 1999. The table below shows the maturity composition of the Fund's total investments as of October 31, 2000:

          TABLE 3: THE FIRST COMMONWEALTH FUND, INC.--MATURITY ANALYSIS

--------------------------------------------------------------------------------
                     Less than 1 year    1-5 years    5-10 years   Over 10 years
                             %               %            %              %
--------------------------------------------------------------------------------
Australia                    9.1           43.1          33.0          14.8
--------------------------------------------------------------------------------
Canada                      25.7           22.9          12.4          39.0
--------------------------------------------------------------------------------
New Zealand                 50.7           24.9          24.4            --
--------------------------------------------------------------------------------
United Kingdom               2.3           28.8          29.8          39.1
--------------------------------------------------------------------------------
United States              100.0             --            --            --
--------------------------------------------------------------------------------
Asia                         2.0           82.8          15.2            --
--------------------------------------------------------------------------------
Total Portfolio             17.6           30.8          22.5          29.1
--------------------------------------------------------------------------------

SECTORAL COMPOSITION

      The table below shows the sectoral composition of the Fund's total investments as of October 31, 2000:

        TABLE 4: THE FIRST COMMONWEALTH FUND, INC.--SECTORAL COMPOSITION

--------------------------------------------------------------------------------
                                  State/                Utilities/
                   Sovereign    Provincial  Corporate  Supranational   Cash or
                  Govt. Bonds      Bonds      Bonds       Bonds       Equivalent
                       %             %          %           %             %
--------------------------------------------------------------------------------
Australia             10.5         10.5        1.4         0.8           0.8
--------------------------------------------------------------------------------
Canada                23.3          6.5        1.9         0.6           3.5
--------------------------------------------------------------------------------
New Zealand            0.3           --        0.5         1.4           1.1
--------------------------------------------------------------------------------
United Kingdom        19.9           --        5.9         3.2           0.4
--------------------------------------------------------------------------------
United States           --           --         --          --           3.8
--------------------------------------------------------------------------------
Asia                   0.8           --        2.6         0.1           0.2
--------------------------------------------------------------------------------
Total Portfolio       54.8         17.0       12.3         6.1           9.8
--------------------------------------------------------------------------------

Portfolio Composition (concluded)              The First Commonwealth Fund, Inc.
================================================================================

QUALITY OF INVESTMENTS

      On October 31, 2000, 86.8% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Ratings Group or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's investments as of October 31, 2000:

            TABLE 5: THE FIRST COMMONWEALTH FUND, INC.--ASSET QUALITY

--------------------------------------------------------------------------------
                                                                         BB/Ba*
                       AAA/Aaa      AA/Aa         A        BBB/Baa     and below
                          %           %           %           %            %
--------------------------------------------------------------------------------
Australia                77.1        20.1         2.8         --           --
--------------------------------------------------------------------------------
Canada                   11.4        77.0        11.6         --           --
--------------------------------------------------------------------------------
New Zealand              33.5        51.2        15.3         --           --
--------------------------------------------------------------------------------
United Kingdom           58.6        25.0        16.4         --           --
--------------------------------------------------------------------------------
United States           100.0          --          --         --           --
--------------------------------------------------------------------------------
Asia                     16.1         0.2        15.5       68.2           --
--------------------------------------------------------------------------------
Total Portfolio          45.3        41.5        10.7        2.5           --
--------------------------------------------------------------------------------

*     Below Investment Grade.

Market Review and Outlook                      The First Commonwealth Fund, Inc.
================================================================================

Australia

      After a prolonged period of robust growth, the Australian economy appears set to moderate in coming months. Although the external sector has made a significant contribution to GDP, softening domestic consumption and housing are expected to partly offset this.

      The Reserve Bank of Australia raised official interest rates by 1.50% over the year in successive 0.25% increments, intending to sustain the current expansion by dampening potential price pressures. It is anticipated that the Bank is close to completing its tightening phase. To date, wages pressures remain muted, despite a cyclically low unemployment rate.

      Bonds have strengthened over the past twelve months, as US activity data suggested a deceleration in GDP and global inflation pressures remained benign. The benchmark ten-year bond closed the fiscal year at 6.19%, from 6.63% on October 31, 1999. Bank bill yields rose strongly in line with official interest rates, closing the fiscal year at 6.43%.

      Largely as a consequence of investor preference for US dollar-denominated investments, the Australian dollar has weakened over the year. Economic fundamentals remain buoyant in Australia, yet this has not been reflected in the currency.

      It is a widely held view that the Australian dollar is undervalued. There are several key factors that may bring about an appreciation of the currency. With exports and capital expenditure maintaining the current high rate of GDP expansion, there is a strong likelihood that official interest rates will rise in coming months, thus bringing the interest differential with the US to at least parity.

      The current account position has also improved considerably, after peaking in late 1999, and is expected to continue to fall. In addition, the broadening in the commodity price recovery should result in a realignment of the Australian dollar's historical relationship with commodity prices.

Canada

      Although GDP growth has been well above other Commonwealth countries, Canadian inflation has been well contained, with a reading of 2.7% for the twelve months to September 30, 2000. Low unemployment has been a positive influence on domestic consumption, with a thriving housing market and consumer spending. Growth momentum is likely to be sustained into 2001, due to robust consumer demand, a strengthening corporate sector and tight labor market conditions. Bonds strengthened over the fiscal year, with yields falling from 6.05% on October 31, 1999 to 5.81% on October 31, 2000.

      The Canadian dollar continued to be the strongest of the Commonwealth currencies over the year. Robust economic growth was a boost to the currency, which closed the fiscal year at US66.00 cents.

New Zealand

      GDP growth has declined from a high of 5.6% to 4.5% in New Zealand over the past year, as business confidence has deteriorated and domestic consumption waned. Moderate inflation pressures are expected to result in further monetary policy tightening in 2001. Bond yields declined over the fiscal year, closing at 6.69% on October 31, 2000, from 7.08% on October 31, 1999.

Market Review and Outlook (concluded)          The First Commonwealth Fund, Inc.
================================================================================

      The New Zealand dollar has weakened, adversely impacted by investor preference for the US dollar. Exports have benefited from the competitive position of the currency, however, and external demand is likely to boost GDP growth into 2001.

United Kingdom

      GDP growth peaked at 3.2% early in 2000, and has since moderated to around its long-run trend level of 2.9%. Inflation pressures abated towards mid-year, as the surge in housing prices began to decelerate. The Bank of England raised rates just 0.75% over the year, compared with 1.25% in the US, which also reduced the likelihood of currency-induced import inflation.

      The pound depreciated against the US dollar, to close the fiscal year 13.1% lower at $1.45.

Asia

Domestic and Yankee ($US denominated) bonds

      The Asian region has experienced only modest rises in CPI, as productivity growth has offset wages costs and oil price hikes, and this had a positive effect on bond markets over the year. South Korea was the strongest performing economy in Asia over the past year. Positive economic developments also emerged in Thailand, Malaysia and Singapore. Political turmoil in the Philippines adversely impacted bonds, however, and yields rose sharply.

      Yankee bond yields fell in South Korea and Thailand over the fiscal year, while yields rose sharply in the Philippines. Credit upgrades throughout the region, particularly in the past quarter, had a positive effect on bond markets.

Currencies

      During the fiscal year most Asian currencies depreciated against the US dollar, with the exception of South Korea. The Malaysian Ringgit remained pegged to the US dollar.

Summary of Key Rates                           The First Commonwealth Fund, Inc.
================================================================================

      The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

================================================================================
                           October 31, 2000    July 31, 2000    October 31, 1999
--------------------------------------------------------------------------------
Australia
   90 day bank bills             6.43%               6.35%             5.35%
   10 year bonds                 6.19%               6.24%             6.63%
   Australian Dollar         $   0.52            $   0.58          $   0.64
Canada
   90 day bank bills             5.64%               5.65%             4.78%
   10 year bonds                 5.81%               5.89%             6.05%
   Canadian Dollar           $   0.66            $   0.67          $   0.68
New Zealand
   90 day bank bills             6.65%               6.87%             5.29%
   10 year bonds                 6.69%               6.71%             7.08%
   NZ Dollar                 $   0.39            $   0.45          $   0.51
United Kingdom
   90 day bank bills             5.87%               5.90%             5.29%
   10 year bonds                 5.16%               5.22%             5.41%
   British Pound             $   1.45            $   1.50          $   1.64
South Korea
   90 day bank bills             7.11%               7.38%             7.26%
   5 year bonds                  7.95%               8.28%             9.03%
   South Korean Won*         W   1137            W   1117          W   1200
Thailand
   90 day bank bills             3.00%               3.38%             4.00%
   10 year bonds                 5.31%               5.65%             7.81%
   Thai Baht*                B     44            B     41          B     39
Philippines
   90 day bank bills            18.79%               9.21%             9.75%
   10 year bonds                19.27%              14.57%            15.31%
   Philippines Peso*         P     52            P     45          P     40
Malaysia
   90 day bank bills             3.50%               3.25%             3.35%
   10 year bonds                 5.68%               5.77%             6.50%
   Malaysian Ringgit*        R    3.8            R    3.8          R    3.8
Singapore
   90 day bank bills             2.38%               2.26%             0.63%
   10 year bonds                 4.33%               4.53%             4.65%
   Singapore Dollar*         S$  1.76            S$  1.73          S$  1.66
US$ Yankee Bonds**
   South Korea                   8.13%               8.20%             8.37%
   Thailand                      7.40%               8.00%             8.02%
   Philippines                  12.11%              11.14%             9.42%

 * These currencies are quoted Asian currency per US dollar. The Australian, New Zealand, Canadian dollars and British pound are quoted US dollars per currency.
**    7-10-year sovereign issues.

EquitiLink International Management Limited

December 2000

Portfolio of Investments October 31, 2000      The First Commonwealth Fund, Inc.
================================================================================

--------------------------------------------------------------------------------
Principal Amount
Local Currency(a)                                                        Value
     (000)               Description                                     (US$)
--------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS--88.6%
                AUSTRALIA--22.7%
                Government Bonds--10.2%
                Commonwealth of Australia,
A$        1,500   12.00%, 11/15/01 .......................               819,932
          3,000   10.00%, 10/15/02 .......................             1,660,279
          2,000   9.50%, 8/15/03 .........................             1,122,397
          1,000   10.00%, 2/15/06 ........................               605,658
          1,000   10.00%, 10/15/07 .......................               627,335
          2,700   8.75%, 8/15/08 .........................             1,614,349
          2,500   7.50%, 9/15/09 .........................             1,406,732
          5,000   6.50%, 5/15/13 .........................             2,642,148
                                                                      ----------
                                                                      10,498,830
                                                                      ----------
                Government Banks
                Export Finance & Insurance
                  Corporation,
          3,750   11.00%, 12/29/04 .......................             2,234,260
                                                                      ----------
                Total Australian
                  government bonds
                  (cost US$16,771,273) ...................            12,733,090
                                                                      ----------
                Semi-Government Bonds--10.4%
                New South Wales--2.8%
                New South Wales Treasury
                  Corporation,
          2,000   8.00%, 12/01/01 ........................             1,051,368
          1,500   7.00%, 4/01/04 .........................               788,138
          1,500   7.00%, 12/01/10 ........................               796,748
                First Australian National
                  Mortgage Acceptance
                  Corporation, Series 22,
          1,568   11.40%, 12/15/01 .......................               847,429
                                                                      ----------
                                                                       3,483,683
                                                                      ----------
                Queensland--3.9%
                Queensland Treasury
                  Corporation,
          3,000   8.00%, 8/14/01 .........................             1,570,071
          2,000   8.00%, 5/14/03
                     (Global) ............................             1,073,810
          1,000   8.00%, 9/14/07 .........................               558,794
          1,000   8.00%, 9/14/07
                     (Global) ............................               560,485
            500   6.00%, 7/14/09 .........................               249,214
          1,750   6.00%, 6/14/11 .........................               863,244
                                                                      ----------
                                                                       4,875,618
                                                                      ----------
                South Australia--0.2%
                South Australia Finance
                  Authority,
            500   12.50%, 5/08/01 ........................               265,712
                                                                      ----------
                Victoria--3.0%
                State Electricity Commission
                  of Victoria,
            535   10.50%, 5/27/03 ........................               301,270
                Treasury Corporation
                  of Victoria,
          1,000   9.00%, 6/27/05 .........................               564,156
          1,500   10.25%, 11/15/06 .......................               916,399
          4,000   5.50%, 9/15/10 .........................             1,901,728
                                                                      ----------
                                                                       3,683,553
                                                                      ----------
                Western Australia--0.5%
                Western Australia Treasury
                  Corporation,
          1,000   10.00%, 7/15/05 ........................               588,837
                                                                      ----------
                Total Australian
                  semi-government bonds
                  (cost US$16,587,556) ...................            12,897,403
                                                                      ----------
                Supranational--0.8%
                Federal National Mortgage
                  Association, Series EMTN,
          2,000   6.375%, 8/15/07 ........................             1,011,034
                                                                      ----------
                Total Australian
                  Supranational bonds
                  (cost US$1,027,326) ....................             1,011,034
                                                                      ----------
                Corporate Banks--0.2%
                ING Mercantile Mutual
                  Bank Ltd.,
            500   7.125%, 3/13/02 ........................               259,532
                                                                      ----------
                Total Australian corporate
                  bank bonds
                  (cost US$379,513) ......................               259,532
                                                                      ----------
                Corporate Non-Banks--1.1%
                GE Capital Australia,
            600   6.75%, 9/15/07 .........................               308,716
                Telstra Corp.,
          2,000   11.50%, 10/15/02 .......................             1,122,624
                                                                      ----------
                Total Australian corporate
                  non-bank bonds
                  (cost US$2,082,236) ....................             1,431,340
                                                                      ----------
                Total Australian
                  long-term investments
                  (cost US$36,847,904) ...................            28,332,399
                                                                      ----------

See Notes to Financial Statements.

Portfolio of Investments                       The First Commonwealth Fund, Inc.
(continued) October 31, 2000
================================================================================

--------------------------------------------------------------------------------
Principal Amount
Local Currency(a)                                                       Value
     (000)               Description                                    (US$)
--------------------------------------------------------------------------------
                CANADA--31.9%
                Government Bonds--23.0%
                Canadian Government,
C$        5,500   7.50%, 3/01/01 ............................          3,619,745
          6,000   8.50%, 4/01/02 ............................          4,065,825
          5,000   5.25%, 9/01/03 ............................          3,218,467
          2,500   7.25%, 6/01/07 ............................          1,755,816
          2,000   5.50%, 6/01/09 ............................          1,279,063
          1,000   10.75%, 10/01/09 ..........................            868,340
          3,000   10.25%, 3/15/14 ...........................          2,732,531
          4,000   8.00%, 6/01/23 ............................          3,301,560
          8,000   9.00%, 6/01/25 ............................          7,291,984
                Canada (Cayman),
            750   7.25%, 6/01/08 ............................            513,220
                                                                      ----------
                Total Canadian
                  government bonds
                  (cost US$31,636,807) ......................         28,646,551
                                                                      ----------
                Semi-Government Bonds--6.4%
                British Columbia--1.9%
                Province of British Columbia,
          1,000   10.15%, 8/29/01 ...........................            675,792
          2,000   9.50%, 1/09/12 ............................          1,630,918
                                                                      ----------
                                                                       2,306,710
                                                                      ----------
                Montreal--0.5%
                Ville de Montreal,
          1,000   6.375%, 2/15/01 ...........................            654,450
                                                                      ----------
                Ontario--0.9%
                Ontario Hydro,
            500   8.50%, 5/26/25 ............................            410,409
                Province of Ontario,
          1,000   8.75%, 4/22/03 ............................            695,424
                                                                      ----------
                                                                       1,105,833
                                                                      ----------
                Quebec--2.7%
                Quebec Hydro,
          1,500   7.00%, 6/01/04 ............................          1,010,831
          1,000   5.915%, 1/28/05 (b) .......................            652,291
          2,000   9.625%, 7/15/22 ...........................          1,757,750
                                                                      ----------
                                                                       3,420,872
                                                                      ----------
                Toronto--0.4%
                Metropolitan Municipality
                  of Toronto,
            750   9.625%, 5/14/02 ...........................            514,251
                                                                      ----------
                Total Canadian
                  semi-government bonds
                  (cost US$8,738,528) .......................          8,002,116
                                                                      ----------
                Utilities--0.6%
                Bell Telephone Company
                  of Canada,
            500   10.50%, 7/15/09 ...........................            350,953
                Tokyo Electric Power
                  Company,
            500   10.50%, 6/14/01 ...........................            335,111
                                                                      ----------
                Total Canadian utility bonds
                  (cost US$879,374) .........................            686,064
                                                                      ----------
                Corporate Banks--1.6%
                Bank of Nova Scotia,
          1,000   10.35%, 7/19/01 ...........................            672,766
                Credit Local de France,
          1,000   6.75%, 3/21/06 ............................            663,024
                Rabobank Nederland N.V.,
          1,000   9.00%, 12/22/00 ...........................            656,536
                                                                      ----------
                Total Canadian corporate
                  bank bonds
                  (cost US$2,412,722) .......................          1,992,326
                                                                      ----------
                Corporate Non-Banks--0.3%
                Procter & Gamble Company,
            500   10.875%, 8/15/01 ..........................            337,860
                                                                      ----------
                Total Canadian corporate
                  non-bank bonds
                  (cost US$453,347) .........................            337,860
                                                                      ----------
                Total Canadian
                  long-term investments
                  (cost US$44,120,778) ......................         39,664,917
                                                                      ----------
                MALAYSIA--0.6%
                Semi-Government Bonds--0.6%
                Danamodal Nasional Berhad,
MYR       3,100   0.00%, 10/21/03 ...........................            707,145
                                                                      ----------
                Total Malaysia long-term
                  investments
                  (cost US$704,786) .........................            707,145
                                                                      ----------

See Notes to Financial Statements.

Portfolio of Investments                       The First Commonwealth Fund, Inc.
(continued) October 31, 2000
================================================================================

--------------------------------------------------------------------------------
Principal Amount
Local Currency(a)                                                         Value
     (000)              Description                                       (US$)
--------------------------------------------------------------------------------
                NEW ZEALAND--2.2%
                Government Bonds--0.3%
                Canadian Government,
NZ$       1,000   6.625%, 10/03/07 ............................          383,219
                                                                       ---------
                Total New Zealand
                  government bonds
                  (cost US$557,544) ...........................          383,219
                                                                       ---------
                Utilities--1.4%
                Electricity Corporation of
                  New Zealand Ltd.,
          1,750   10.00%, 10/15/01 ............................          715,451
          1,000   8.00%, 2/15/03 ..............................          406,228
                TCNZ Finance Limited,
          1,000   9.25%, 7/01/02 ..............................          408,441
                Transpower Finance Ltd.,
            500   8.00%, 6/15/05 ..............................          204,017
                                                                       ---------
                Total New Zealand
                  utility bonds
                  (cost US$2,683,632) .........................        1,734,137
                                                                       ---------
                Corporate Non-Banks--0.5%
                Housing New Zealand,
          1,500   8.00%, 11/15/06 .............................          617,612
                                                                       ---------
                Total New Zealand corporate
                  non-bank bonds
                  (cost US$806,898) ...........................          617,612
                                                                       ---------
                Total New Zealand
                  long-term investments
                  (cost US$4,048,074) .........................        2,734,968
                                                                       ---------
                PHILIPPINES--0.2%
                Government Bonds--0.2%
                Philippine Government,
PHP       4,000   11.875%, 6/10/01 ............................           75,219
          7,000   16.50%, 2/25/09 .............................          122,341
                                                                       ---------
                Total Philippine long-term
                  investments
                  (cost US$310,182) ...........................          197,560
                                                                       ---------
                SINGAPORE--0.4%
                Government Bonds--0.3%
                Singapore Government,
SGD         540   4.00%, 2/01/05 ..............................          311,004
             50   4.00%, 3/01/07 ..............................           28,361
             70   4.625%, 7/01/10 .............................           40,750
                                                                       ---------
                Total Singapore
                  government bonds
                  (cost US$387,233) ...........................          380,115
                                                                       ---------
                Utilities--0.1%
                Singapore Power,
            250   4.60%, 9/21/07 ..............................          144,296
                                                                       ---------
                Total Singapore
                  utilities bonds
                  (cost US$144,047) ...........................          144,296
                                                                       ---------
                Total Singapore long-term
                  investments
                  (cost US$531,280) ...........................          524,411
                                                                       ---------
                SOUTH KOREA--1.8%
                Corporate Banks--1.8%
                Korea Development Bank,
KRW   2,600,000   7.01%, 6/26/02 ..............................        2,284,429
                                                                       ---------
                Total Korean long-term
                  investments
                  (cost US$2,304,216) .........................        2,284,429
                                                                       ---------
                THAILAND--0.6%
                Government Bonds--0.4%
                Thailand Government,
THB       5,000   6.125%, 4/12/02 (c) .........................          118,939
            550   8.25%, 10/14/03 .............................           14,290
         12,000   8.00%, 12/08/06 (c) .........................          324,069
                                                                       ---------
                Total Thailand
                  government bonds
                  (cost US$491,869) ...........................          457,298
                                                                       ---------
                Utilities--0.1%
                Eastern Water Resources
                  Development and
                  Management Company
                  Limited,
          4,000   9.00%, 7/22/04 (c) ..........................           99,799
                                                                       ---------
                Total Thailand utility bonds
                  (cost US$102,863) ...........................           99,799
                                                                       ---------

See Notes to Financial Statements.

Portfolio of Investments                       The First Commonwealth Fund, Inc.
(continued) October 31, 2000
================================================================================

--------------------------------------------------------------------------------
Principal Amount
Local Currency(a)                                                         Value
     (000)              Description                                       (US$)
--------------------------------------------------------------------------------
                Corporate Non-Banks--0.1%
                Advanced Info Service
                  Public Company
                  Limited,
THB       5,200   6.50%, 3/20/03 (c) .........................           120,384
                                                                     -----------
                Total Thailand corporate
                  non-bank bonds
                  (cost US$137,821) ..........................           120,384
                                                                     -----------
                Total Thailand
                  long-term investments
                  (cost US$732,554) ..........................           677,481
                                                                     -----------
                UNITED KINGDOM--28.3%
                Government Bonds--19.5%
                United Kingdom Treasury,
(POUND)     250   8.00%, 12/07/00 ............................           364,054
          1,000   7.00%, 11/06/01 ............................         1,469,868
          1,500   8.00%, 6/10/03 .............................         2,296,577
            500   5.00%, 6/07/04 .............................           710,882
          1,250   8.50%, 12/07/05 ............................         2,048,063
            500   7.50%, 12/07/06 ............................           799,824
            500   5.75%, 12/07/09 ............................           756,443
            600   8.00%, 12/07/15 ............................         1,145,346
          3,000   8.00%, 6/07/21 .............................         6,191,494
          2,700   6.00%, 12/07/28 ............................         4,781,677
                Republic of Finland,
          1,000   8.00%, 4/07/03 .............................         1,507,944
          1,250   10.125%, 6/22/08 ...........................         2,228,272
                                                                     -----------
                Total United Kingdom
                  government bonds
                  (cost US$27,013,391) .......................        24,300,444
                                                                     -----------
                Utilities--3.1%
                British Gas PLC,
          1,400   8.875%, 7/08/08 ............................         2,287,116
                Thames Water Utilities
                  Finance PLC,
          1,000   10.50%, 11/21/01 ...........................         1,507,799
                                                                     -----------
                Total United Kingdom
                  utility bonds
                  (cost US$4,037,621) ........................         3,794,915
                                                                     -----------
                Corporate Banks--4.1%
                Abbey National Treasury
                  Services PLC,
          1,250   8.00%, 4/02/03 .............................         1,875,665
                Barclays Bank PLC,
          1,000   9.875%, 5/29/49 ............................         1,678,271
                Lloyds Bank PLC,
            500   7.375%, 3/11/04 ............................           742,781
                Prudential Finance B.V.,
            500   9.375%, 6/04/07 ............................           828,526
                                                                     -----------
                Total United Kingdom
                  corporate bank bonds
                  (cost US$5,039,452) ........................         5,125,243
                                                                     -----------
                Corporate Non-Banks--1.6%
                Capital Shopping Centers,
          1,500   6.875%, 3/05/13 ............................         2,001,412
                                                                     -----------
                Total United Kingdom
                  corporate non-bank
                  bonds
                  (cost US$2,144,612) ........................         2,001,412
                                                                     -----------
                Total United Kingdom
                  long-term investments
                  (cost US$38,235,076) .......................        35,222,014
                                                                     -----------
                Total long-term investments
                  (cost US$127,834,850) ......................       110,345,324
                                                                     -----------
                SHORT-TERM INVESTMENTS--9.6%
                Australia--0.7%
                Banque Nationale de Paris
                  Fixed Deposit,
A$        1,626   5.75%, 11/01/00
                  (cost US$840,631) ..........................           840,631
                                                                     -----------
                Canada--3.6%
                State Street Bank and Trust
                  Company Time Deposit,
C$        6,740   5.55%, 11/07/00
                  (cost US$4,409,594) ........................         4,410,749
                                                                     -----------
                New Zealand--1.1%
                State Street Bank
                  and Trust Company
                  Time Deposit,
NZ$       3,548   6.10%, 11/07/00
                  (cost US$1,436,326) ........................         1,409,359
                                                                     -----------
                United Kingdom--0.4%
                State Street Bank
                  and Trust Company
                  Fixed Deposit,
(POUND)     319   5.75%, 11/07/00
                  (cost US$463,853) ..........................           463,853
                                                                     -----------

See Notes to Financial Statements.

Portfolio of Investments                       The First Commonwealth Fund, Inc.
(concluded) October 31, 2000
================================================================================

--------------------------------------------------------------------------------
Principal Amount
Local Currency(a)                                                       Value
     (000)              Description                                     (US$)
--------------------------------------------------------------------------------
                United States--3.8%
US$       4,735 Repurchase Agreement, State
                  Street Bank and Trust
                  Company, 6.40% dated
                  10/31/00, due 11/01/00
                  in the amount of $4,735,842
                  (collateralized by $5,060,000
                  U.S. Treasury Notes, 4.75%
                  due 11/15/08; value
                  $4,830,565) .................................        4,735,000
             12 HSBC CNY Linked
                  Certificate of Deposit
                  0.00%, 1/12/01 ..............................           11,662
                                                                    ------------
                Total United States
                  Short-Term Investments
                  (cost US$4,746,658) .........................        4,746,662
                                                                    ------------
                Total short-term investments
                  (cost US$11,897,062) ........................       11,871,254
                                                                    ------------
                Total Investments--98.2%
                  (cost US$139,731,912) .......................      122,216,578
                Unrealized appreciation
                  on forward foreign
                  currency exchange
                  contracts--0.0% (d) .........................            2,525
                Other assets in excess of
                  liabilities--1.8% ...........................        2,275,163
                                                                    ------------
                Total Net Assets--100.0% ......................     $124,494,266
                                                                    ============

(a)   A$--Australian dollar
      C$--Canadian dollar
      NZ$--New Zealand dollar
      KRW--South Korean Won
      MYR--Malaysian Ringgit
      PHP--Philippine peso
      SGD--Singapore dollar
      THB--Thai Baht
      (POUND)--British pound
      US$--United States dollar
(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at October 31, 2000.
(c) Securities pledged as collateral for forward foreign currency exchange contracts.
(d) Forward foreign currency exchange contracts entered into as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------------------------------
Purchases
                                                                                          Net Unrealized
Contracts to Receive        In exchange for       Settlement Date           Value          Depreciation
--------------------------------------------------------------------------------------------------------
PHP  7,739,757                US$169,464             11/06/00            US$150,412          $(19,052)
THB  7,867,425                US$190,000             11/14/00            US$179,049           (10,951)
THB  8,355,000                US$200,000             11/20/00            US$190,146            (9,854)
THB  3,260,043                US$ 80,060             12/01/00            US$ 74,244            (5,816)
                                                                                             --------
                                                                                             $(45,673)
                                                                                             --------
--------------------------------------------------------------------------------------------------------
Sales
                                                                                          Net Unrealized
Contracts to Deliver        In exchange for       Settlement Date           Value          Appreciation
--------------------------------------------------------------------------------------------------------
PHB  7,739,757                US$170,209             11/06/00            US$150,412          $ 19,797
THB  7,840,825                US$190,000             11/14/00            US$178,444            11,556
THB  8,313,000                US$200,000             11/20/00            US$189,190            10,810
THB  3,250,436                US$ 80,060             12/01/00            US$ 74,025             6,035
                                                                                             --------
                                                                                             $ 48,198
                                                                                             --------
                                                                           Total             $  2,525
                                                                                             ========

See Notes to Financial Statements.

Statement of Assets and Liabilities            The First Commonwealth Fund, Inc.
October 31, 2000
================================================================================

Assets
Investments, at value (cost $139,731,912) .....................................................     $122,216,578
Foreign currency, at value (cost $398,245) ....................................................          383,204
Cash ..........................................................................................              745
Receivable for investments sold ...............................................................        5,055,872
Interest receivable ...........................................................................        2,689,080
Net unrealized appreciation on forward foreign exchange contracts .............................            2,525
Prepaid expenses and other assets .............................................................           62,479
                                                                                                    ------------
   Total assets ...............................................................................      130,410,483
                                                                                                    ------------
Liabilities
Payable for investments purchased .............................................................        4,946,281
Dividends payable--common stock ...............................................................          648,634
Investment management fee payable .............................................................           71,967
Administration fee payable ....................................................................           22,143
Accrued expenses and other liabilities ........................................................          227,192
                                                                                                    ------------
   Total liabilities ..........................................................................        5,916,217
                                                                                                    ------------
Total Net Assets ..............................................................................     $124,494,266
                                                                                                    ============
Total net assets were composed of:
Common stock:
   Par value ($.001 per share, applicable to 9,266,209 shares issued) .........................     $      9,266
   Paid-in capital in excess of par ...........................................................      127,653,616
Preferred stock ($.001 par value per share and $25,000 liquidation value per share
   applicable to 1,200 shares; Note 5) ........................................................       30,000,000
                                                                                                    ------------
                                                                                                     157,662,882
Distributions in excess of net investment income ..............................................         (684,022)
Undistributed net realized gains on investment transactions ...................................          313,884
Net unrealized depreciation on investments ....................................................       (2,369,715)
Accumulated net realized foreign exchange losses ..............................................      (15,148,977)
Net unrealized foreign exchange losses ........................................................      (15,279,786)
                                                                                                    ------------
Total Net Assets ..............................................................................     $124,494,266
                                                                                                    ============
Net assets applicable to common shareholders ..................................................     $ 94,494,266
                                                                                                    ============
Net asset value per common share ($94,494,266/9,266,209 shares of common
   stock issued and outstanding) ..............................................................     $      10.20
                                                                                                    ============

See Notes to Financial Statements.

Statement of Operations For the Year Ended     The First Commonwealth Fund, Inc.
October 31, 2000
================================================================================

Net Investment Income
Income
   Interest and discount earned (net of foreign withholding taxes of $223,361)     $  9,659,503
                                                                                   ------------
Expenses
   Investment management fee .................................................          885,578
   Administration fee ........................................................          272,485
   Directors' fees and expenses ..............................................          141,906
   Independent accountant's fees and expenses ................................          129,050
   Legal fees and expenses ...................................................          127,695
   Reports to shareholders ...................................................          123,197
   Insurance expense .........................................................          103,347
   Custodian's fees and expenses .............................................          102,536
   Investor Relations fees and expenses ......................................           84,096
   Auction agent's fees and expenses .........................................           79,522
   Transfer agent's fees and expenses ........................................           20,067
   Registration fees .........................................................           16,170
   Miscellaneous .............................................................           51,027
                                                                                   ------------
     Total operating expenses ................................................        2,136,676
                                                                                   ------------
Net investment income ........................................................        7,522,827
                                                                                   ------------
Realized and Unrealized Gains (Losses) on Investments and Foreign Currencies
   Net realized gains on investment transactions .............................        2,020,497
   Net realized gains on futures transactions ................................           28,352
   Net realized foreign exchange losses ......................................       (5,683,079)
                                                                                   ------------
                                                                                     (3,634,230)
                                                                                   ------------
   Net change in unrealized depreciation on investments ......................       (2,122,298)
   Net change in unrealized foreign exchange losses ..........................       (9,888,532)
                                                                                   ------------
                                                                                    (12,010,830)
                                                                                   ------------
Net loss on investments and foreign currencies ...............................      (15,645,060)
                                                                                   ------------
Net Decrease in Net Assets Resulting from Operations .........................     $ (8,122,233)
                                                                                   ============

See Notes to Financial Statements.

Statement of Cash Flows For the Year Ended     The First Commonwealth Fund, Inc.
October 31, 2000
================================================================================

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
   Interest received ..........................................................     $  9,974,412
   Operating expenses paid ....................................................       (2,328,154)
   Sales of short-term portfolio investments, net .............................        1,241,660
   Purchases of long-term portfolio investments ...............................      (29,650,762)
   Proceeds from sales of long-term portfolio investments .....................       29,479,816
   Proceeds from futures transactions .........................................           28,352
   Proceeds from forward foreign exchange contracts ...........................           49,597
   Other ......................................................................          (19,183)
                                                                                    ------------
     Net cash provided from operating activities ..............................        8,775,738
                                                                                    ------------
Cash flows used for financing activities
   Dividends paid to common shareholders ......................................       (8,130,352)
   Dividends paid to preferred shareholders ...................................       (1,826,940)
                                                                                    ------------
     Net cash used for financing activities ...................................       (9,957,292)
                                                                                    ------------
Effect of exchange rate on cash ...............................................           61,119
                                                                                    ------------
Net increase in cash ..........................................................       (1,120,435)
   Cash at beginning of year ..................................................        1,504,384
                                                                                    ------------
   Cash at end of year ........................................................     $    383,949
                                                                                    ============
Reconciliation of Net Decrease in Net Assets from Operations to Net Cash
   (Including Foreign Currency) Provided From Operating Activities
Net decrease in total net assets resulting from operations ....................     $ (8,122,233)
                                                                                    ------------
   Decrease in investments ....................................................        4,495,276
   Net realized gains on investment and futures transactions ..................       (2,048,849)
   Net realized foreign exchange losses .......................................        5,683,079
   Net change in unrealized depreciation on investments .......................        2,122,298
   Net change in unrealized foreign exchange losses ...........................        9,888,532
   Proceeds from futures transactions .........................................           28,352
   Proceeds from forward foreign exchange contracts ...........................           42,426
   Decrease in receivable on forward foreign currency exchange contracts closed            7,171
   Decrease in interest receivable ............................................          433,647
   Increase in receivable for investments sold ................................       (5,068,180)
   Net increase in other assets ...............................................          (19,183)
   Increase in payable for investments purchased ..............................        1,524,880
   Decrease in accrued expenses and other liabilities .........................         (191,478)
                                                                                    ------------
   Total adjustments ..........................................................       16,897,971
                                                                                    ------------
Net cash provided from operating activities ...................................     $  8,775,738
                                                                                    ============

See Notes to Financial Statements.

Statements of Changes in Net Assets            The First Commonwealth Fund, Inc.
================================================================================

                                                                           For the Year Ended October 31,
                                                                          --------------------------------
                                                                               2000               1999
----------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income ............................................     $  7,522,827      $  8,066,869
   Net realized gains on investment transactions ....................        2,020,497         3,459,803
   Net realized gains on futures transactions .......................           28,352                --
   Net realized foreign exchange losses .............................       (5,683,079)       (3,585,472)
   Net change in unrealized appreciation/depreciation of investments        (2,122,298)      (11,206,934)
   Net change in unrealized foreign exchange losses .................       (9,888,532)        4,903,685
                                                                          ------------      ------------
Net increase (decrease) in net assets resulting from operations .....       (8,122,233)        1,637,951
                                                                          ------------      ------------
Dividends and distributions to shareholders
   Dividends to common shareholders from net investment income ......       (6,591,924)       (5,744,630)
   Dividends to preferred shareholders from net investment income ...       (1,514,672)       (1,076,897)
   Distributions to common shareholders from net realized gains on
      investment transactions .......................................       (1,468,931)       (3,011,215)
   Distributions to preferred shareholders from net realized gains on
      investment transactions .......................................         (312,268)         (396,763)
                                                                          ------------      ------------
Net decrease in net assets resulting from dividends and distributions
   to shareholders ..................................................       (9,887,795)      (10,229,505)
                                                                          ------------      ------------
Total decrease in net assets ........................................      (18,010,028)       (8,591,554)
Total Net Assets
Beginning of year ...................................................      142,504,294       151,095,848
                                                                          ------------      ------------
End of year (including distributions in excess of net
   investment income of ($684,022) and ($583,985), respectively) ....     $124,494,266      $142,504,294
                                                                          ============      ============

See Notes to Financial Statements.

Financial Highlights                           The First Commonwealth Fund, Inc.
================================================================================

                                                                           For the Year Ended October 31,
                                                            --------------------------------------------------------------
                                                              2000         1999         1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
   beginning of year ..............................         $  12.14     $  13.07     $  13.94      $  14.32      $  13.13
                                                            --------     --------     --------      --------      --------
Net investment income .............................             0.81         0.87         0.99          1.14          1.16
Net realized and unrealized gains (losses) on
   investments and foreign currencies .............            (1.68)       (0.70)       (0.73)        (0.34)         1.21
                                                            --------     --------     --------      --------      --------
   Total from investment operations ...............            (0.87)        0.17         0.26          0.80          2.37
                                                            --------     --------     --------      --------      --------
Dividends from net investment income to
   common shareholders ............................            (0.71)       (0.62)       (0.87)        (0.99)        (1.00)
Dividends from net investment income to
   preferred shareholders .........................            (0.16)       (0.11)       (0.14)        (0.17)        (0.16)
Distributions from net realized gains on investment
   transactions to common shareholders ............            (0.16)       (0.33)       (0.08)        (0.02)        (0.01)
Distributions from net realized gains on investment
   transactions to preferred shareholders .........            (0.04)       (0.04)       (0.04)           --         (0.01)
                                                            --------     --------     --------      --------      --------
   Total dividends and distributions ..............            (1.07)       (1.10)       (1.13)        (1.18)        (1.18)
                                                            --------     --------     --------      --------      --------
Net asset value per common share, end of year .....         $  10.20     $  12.14     $  13.07      $  13.94      $  14.32
                                                            ========     ========     ========      ========      ========
Market value, end of year .........................         $  8.875     $ 10.375     $10.8125      $12.4375      $ 11.875
                                                            ========     ========     ========      ========      ========
Number of shares of common stock
   outstanding (000 omitted) ......................            9,266        9,266        9,266         9,266         9,266
Total investment return based on:(1)
   Market value ...................................            (6.11)%       4.89%       (5.59)%       13.78%        13.89%
   Net asset value ................................            (7.78)%       1.53%        1.82%         5.76%        18.99%
Ratio to Average Net Assets of Common
   Shareholders(2)/Supplementary Data:
Net assets of common shareholders, end of
   period (000 omitted) ...........................         $ 94,494     $112,504     $121,096      $129,158      $132,660
Average net assets of common shareholders
   (000 omitted) ..................................          105,657      119,257      122,266       130,125       122,887
Operating expenses ................................             2.02%        1.95%        1.70%         1.63%         1.70%
Net investment income available to
   common shareholders(2) .........................             5.39%        5.53%        6.17%         6.88%         7.47%
Portfolio turnover ................................               29%          40%          36%           24%           30%
Senior securities (preferred stock) outstanding
   (000 omitted) ..................................         $ 30,000     $ 30,000     $ 30,000      $ 30,000      $ 30,000
Asset coverage on preferred stock at year end .....              415%         475%         504%          530%          542%
--------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 7.12%, 6.76%, 7.50%, 8.10% and 8.73%, respectively.

See Notes to Financial Statements.

Notes to Financial Statements                  The First Commonwealth Fund, Inc.
================================================================================

Note 1. Investment Objectives

      The First Commonwealth Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

      From the Fund's inception to April 7, 1999 the Fund's investment objective was to provide high current income by investing in high-grade fixed-income securities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the "Commonwealth Currencies"). On April 7, 1999, shareholders approved an expansion of the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. Global Debt Securities include securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom.

      As modified, the Fund's investment objective allows (a) the market value weighted average credit quality of the Fund's investments must be A or better at all times, (b) the Fund may invest up to 15% of its total assets in debt securities rated below investment grade at the time of investment, but not less than B- or if not rated, judged by the Investment Manager to be of comparable quality, (c) the Fund may invest a portion of its assets in equity securities of other investment companies that are registered under the Investment Company Act of 1940 and that are themselves invested primarily in fixed-income securities, and (d) the Fund, with respect to the portion of the portfolio not denominated in a Commonwealth Currency, may use derivatives to manage both currency and interest rate risk and to replicate, or substitute for, physical securities in order to achieve transactional efficiencies. The Fund may also seek capital appreciation only as a secondary investment objective.

      The Fund's assets have generally been invested in a portfolio of securities issued or guaranteed by the governments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as securities issued by corporations domiciled in those countries. The Fund will, under normal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in securities denominated in any one Commonwealth Currency. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      The Fund isolates that portion of the results of operations arising as a result of changes in the

Notes to Financial Statements (continued)      The First Commonwealth Fund, Inc.
================================================================================

foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

      Net realized foreign exchange losses of $5,683,079 for the year ended October 31, 2000 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange losses of $9,888,532 for the year ended October 31, 2000 include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.

      The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 2000 were US$0.5171 to A$1.00, US$0.6545 to C$1.00, US$0.3972 to
NZ$1.00 and US$1.4533 to (pound)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

      Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to maturity is amortized on a straight-line basis to value the security for the remaining 60 days.

      In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities. Premiums on securities purchased are recognized when sold or at maturity. Expenses are accrued on a daily basis.

                                               The First Commonwealth Fund, Inc.
================================================================================

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of October 31, 2000, there were no open futures contracts.

Options: When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2000, there were no options held.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date and are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 5.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2000, the Fund increased undistributed net investment income by $483,732, increased accumulated net realized gains on investments by $45,817 and increased accumulated net realized foreign exchange losses by $530,506, resulting in an increase to paid-in capital in excess of par

Notes to Financial Statements (continued)      The First Commonwealth Fund, Inc.
================================================================================

by $957. Net investment income, net realized losses on investments and net assets were not affected by this change. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

      No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

      The Fund has agreements with EquitiLink International Management Limited (the "Investment Manager"), EquitiLink Australia Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are affiliated companies. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

      The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

      The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

      Effective March 1, 2000, the Fund entered into an agreement with EquitiLink USA, Inc. ("EUSA"), a wholly-owned subsidiary of EquitiLink International Management Limited, to provide investor

                                               The First Commonwealth Fund, Inc.
================================================================================

relations services. This agreement provides EUSA with a monthly retainer of $4,000 plus out of pocket expenses. For the year ended October 31, 2000, the Fund paid EUSA $37,070.

      The Investment Manager informed the Fund that it paid $327,225 to the Investment Adviser and $12,000 to the Consultant during the year ended October 31, 2000.

      On September 7, 2000 at a telephonic meeting of the Board of Directors, the directors were informed that the investment management businesses of the EquitiLink Group ("EquitiLink"), including the operations of the Fund's Investment Manager and Investment Adviser, were proposed to be acquired by Aberdeen Asset Management PLC ("Aberdeen"). Under applicable law, the Fund's management agreement with the Investment Manager and its investment advisory agreement with the Investment Adviser would automatically terminate at the time of the Aberdeen acquisition.

      On October 10, 2000 the Board of Directors of the Fund, including directors who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of Aberdeen or EquitiLink, voted to approve a new management agreement with the Investment Manager and a new investment advisory agreement with the Investment Adviser (collectively the "New Agreements") and to recommend approval of the New Agreements by Fund Shareholders. At a special meeting of Shareholders held on November 30, 2000, the Fund's Shareholders approved the New Agreements. The terms and conditions of the New Agreements are substantially the same as each of the current agreements, except for the new initial two-year terms and the effective dates of the New Agreements. There will be no changes in the rates of fees charged to the Fund under the New Agreements.

Note 4. Portfolio Securities

      Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 aggregated $34,607,411 and $34,575,199, respectively.

      The United States federal income tax basis of the Fund's investments at October 31, 2000 was $124,604,641 and accordingly, net unrealized depreciation for United States federal income tax purposes was $2,388,063 (gross unrealized appreciation--$1,090,046, gross unrealized depreciation--$3,478,109.)

Note 5. Capital

      There are 300 million shares of $.001 par value common stock authorized. Of the 9,266,209 shares outstanding at October 31, 2000, the Investment Manager and its affiliates owned 417,534 shares.

      There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

      Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.70% to 6.85% during the year ended October 31, 2000. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

Notes to Financial Statements (concluded)      The First Commonwealth Fund, Inc.
================================================================================

      The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 6. Subsequent Distributions

      Subsequent to October 31, 2000, the Board of Directors of the Fund declared distributions from undistributed net investment income and long-term capital gains of $0.07 per common share payable on December 15, 2000 to common shareholders of record on November 30, 2000.

      Subsequent to October 31, 2000, dividends and distributions declared and paid on preferred shares totaled approximately $189,192 for the outstanding preferred share series through, December 12, 2000.

Report of Independent Accountants              The First Commonwealth Fund, Inc.
================================================================================

To the Shareholders and the Board of Directors of The First Commonwealth Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Commonwealth Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
10036 December 12, 2000

Federal Tax Information:
Dividends and Distributions (unaudited)        The First Commonwealth Fund, Inc.
================================================================================

      During the year ended October 31, 2000, 96.37% of the ordinary income distributions paid by the Fund qualify as foreign source income. Additionally, 2.67% of the ordinary income distributions is attributable to foreign withholding taxes.

      The foreign taxes paid or withheld represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.

      Additionally, the following long-term capital gain distributions were paid by the Fund during the year:

                 Common Shareholders                           Preferred Shareholders
-----------------------------------------------------     --------------------------------
Record Date       Payable Date       Per Share Amount     Month Paid      Per Share Amount
-----------       ------------       ----------------     ----------      ----------------
10/29/1999          11/12/1999            $.0022            08/2000            $ 14.23
07/31/2000          08/11/2000            $.0163            09/2000            $123.50
08/31/2000          09/15/2000            $.0700            10/2000            $122.49
09/29/2000          10/13/2000            $.0700

Dividend Reinvestment and Cash Purchase Plan   The First Commonwealth Fund, Inc.
================================================================================

      Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions of dividends and capital gains, net of any applicable withholding tax, will automatically be reinvested by State Street Bank and Trust (the "Plan Agent") in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

      The Plan Agent serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares a dividend or capital gain distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly-issued shares on identical terms and conditions.

      In every other case, Plan participants will receive shares on the following basis: If, on payable date, the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value per share, Plan participants will receive newly-issued shares of the Fund valued at the greater of net asset value per share or 95% of the then current market price. If, on the other hand, the net asset value per share plus any brokerage commissions exceed the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of net asset value per share as last so determined or 95% of the then current market value.

      There is no charge to participants for reinvesting dividends and capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions does not relieve participants of any federal income tax that may be payable on such dividends and distributions.

Dividend Reinvestment and
Cash Purchase Plan (concluded)                 The First Commonwealth Fund, Inc.
================================================================================

      The Plan also allows participants to make voluntary cash investments by sending additional funds to the Plan Agent in any amount of at least $100 for the purchase of shares on the open market. Voluntary payments will be invested on or shortly after the 15th of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Cash investments may be commingled with the funds of other shareholders of the Fund held by the Plan Agent and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. Participants will also be charged a service fee for each voluntary cash investment.

      Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price and send a check to the participant for the proceeds. If, by giving proper notice to the Plan Agent, participants request cash, the Plan Agent will sell the shares and send the participant the proceeds, less a service fee of $2.50 and less brokerage commissions.

      The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written notice to shareholders of the Fund.

      All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-426-5523.

Directors                        Officers
================================================================================

Brian M. Sherman, Chairman       Laurence S. Freedman, President
David Lindsay Elsum              Brian M. Sherman, Vice President
Laurence S. Freedman             David Manor, Treasurer
Michael Gleeson-White            Roy M. Randall, Secretary
Neville J. Miles                 Ouma Sananikone, Assistant Vice President and
William J. Potter                   Chief Investment Officer
Peter D. Sacks                   Barry G. Sechos, Assistant Treasurer
Anton E. Schrafl                 Allan S. Mostoff, Assistant Secretary
E. Duff Scott                    Margaret A. Bancroft, Assistant Secretary
John T. Sheehy                   Sander M. Bieber, Assistant Secretary
Warren C. Smith

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

This report, including financial statements herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

[RECYCLED LOGO] Printed on post-consumer recycled paper

INVESTMENT MANAGER

EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey JE45XB
Channel Islands

INVESTMENT ADVISER

EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

CONSULTANT

CIBC World Markets, Inc.
BCE Place, Canada Trust Tower
P.O. Box 500
Toronto, Ontario, M5J 2S8
Canada

ADMINISTRATOR

Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1 Heritage Drive
Boston, Massachusetts 02171

AUCTION AGENT

Bankers Trust Company
Four Albany Street
New York, New York 10006

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, DC 20006

Stikeman Elliott
Level 40 Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

INVESTOR RELATIONS

EquitiLink USA, Inc.
45 Broadway, 31st Fl
New York, NY 10006
1-800-522-5465 or 1-212-968-8800
InvestorRelations@equitilinkny.com

The common shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.